Fees Summary	Oct. 29, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 5,902,500.00
Previously Paid Amount	0.00
Total Fee Amount	903.67
Total Offset Amount	0.00
Net Fee	$ 903.67